                                                                    EXHIBIT 32.2

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         I, Michael T. Vesey, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. This Quarterly Report on Form 10-Q of Orleans Homebuilders, Inc. (the "Company" for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    November 14, 2003

                                        /s/ Michael T. Vesey
                                        --------------------------------------
                                        Michael T. Vesey
                                        President and Chief Operating Officer